UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Event Requiring Report: May 25, 2004
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                           SATELLITE ENTERPRISES CORP.
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             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-26607               88-0390828
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                          205 Church Street, Suite 340
                          New Haven, Connecticut 06510
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 672-5912
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          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.


          Not applicable.


ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.


ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

          Not applicable.

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ITEM  5.  OTHER EVENTS.

     On May 19, 2004, the Registrant entered into a Securities Purchase Agreement that closed on May 25, 2004 with various individuals and entities in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or Section 4(2) of the 1933 Act. Under said Securities Purchase Agreement, the Registrant sold approximately 10,870,000 newly issued common shares of the Registrant for a total purchase price of US$2,500,000. Said shares of the Registrant were sold for US$0.23 per share less a US$0.03 finder's commission, plus a five year transferable Warrant at an exercise price of US$1.50 per share, subject to adjustments as provided in the warrant.

     Under said Securities Purchase Agreement, the Registrant agreed that, except as provided in said Agreement, it will not during the period from May 25, 2004 and continuing for three hundred (300) days after the Effective Date, it will not, without the prior written consent of a majority in interest of the holders in each instance, enter into a new transaction where either the lowest purchase price of any shares of the new common stock is below US$0.23 Per Share or the lowest conversion price which would be applicable under the terms of the new transaction is, or is subsequently adjusted or revised to be, below the purchase price per share or the lowest exercise price of any new transaction warrants is, or is subsequently adjusted or revised to be, be lower than the initial exercise price of the warrants.

     The Registrant agreed that, in the event there is a lower price transaction during the new transaction period, then the per share purchase price shall be adjusted to an amount equal to the lower of the lowest fixed purchase price of any shares of the new common stock contemplated in the new transaction or the lowest conversion price which would be applicable under the terms of the new transaction;

     The Registrant further granted to the grand the Purchasers the option, exercisable at any time prior to the filing of the Registration Statement or on or after the Effective Date to purchase one share of Common Stock for each share of purchased shares on the terms provided in said Securities Purchase Agreement. The purchase price for each Option Share shall be equal to the lower of the per share Purchase price or the adjusted per share purchase price, whichever is lower, as of the date of the exercise of the Purchaser's option.

     In addition, the Registrant agreed to prepare and file with the SEC, at the Registrant's expense, as soon as practicable after the May 25, 2004 closing date, but no later than sixty days thereafter, a Registration Statement registering for resale the securities sold. In accordance with the Registration Rights Agreement, the Registrant shall register a number of shares of Common Stock which is at least equal to the sum of one hundred fifty percent (150%) of the sum of (i) the number of Purchased Shares, (ii) the number of Warrant Shares covered by the Warrants and one hundred percent (100%) of the number of Option Shares, if any, purchased prior the initial filing of the Registration

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Statement.  Unless otherwise specifically agreed to in writing in advance by the purchasers, the Registration Statement shall include only the Registrable Securities, the shares issuable on exercise of warrants issued to the Finder in connection with the transactions, and such shares of the Company's Common Stock as set forth in the Registration Rights Agreement, and shall also state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, or stock dividends.

     The Registrant further agreed that it will use their reasonable best efforts to cause such Registration Statement to be declared effective on a date which is no later than the earlier of five days after oral or written notice by the SEC that it may be declared effective or one hundred twenty days after the Closing Date. If at any time, the number of shares of Common Stock represented by the Registrable Securities issued or to be issued exceeds ninety percent of the aggregate number of shares of Common Stock then registered or sought to be registered in a Registration Statement which has not yet been declared effective, the Registrant shall either amend the relevant Registration Statement it filed, if such Registration Statement has not been declared effective by the SEC at that time, to register the Increased Number of Shares to Be Registered. The "Increased Number of Shares to Be Registered" is a number of shares of Common Stock which is at least equal to the sum of one hundred fifty percent of the sum of the Purchased Shares and Additional Shares, if any, previously issued or currently issuable, plus the adjusted number of shares issued or still issuable the adjusted number of shares issued or still issuable upon exercise of the Warrants, plus one hundred percent of the sum of the number of Payment Shares, if any, previously issued or currently issuable, and the number of Option Shares, if any, purchased prior the initial filing of the Registration Statement, or if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement to register the number of shares equal to the excess of the Increased Number of Shares to Be Registered plus any Option Shares purchased prior to the filing of the Additional Registration Statement and not previously registered over the aggregate number of shares of Common Stock already registered.

     If the Registration Statement covering the Registrable Securities is not filed as contemplated by this Agreement with the SEC by the Required Filing Date, the Registration Rights Agreement provides for various penalties.


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

ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------

                     10.1     Securities Purchase Agreeement
                     10.2     Form of Warrant
                     10.3     Joint Escrow Instruction
                     10.4     Registration Rights Agreement
                     10.5     Company Disclosure
                     10.6     Company's SEC Documents
                     10.7     Security Interest and Pledge Agreement


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 2, 2004                                Satellite Enterprises Corp.
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                                                   (Registrant)

                                                    /s/  Roy Piceni
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                                                   Roy Piceni, President & CEO